LEASE SUPPLEMENT NO. 1 (Ft. Smith, Arkansas)


      THIS LEASE SUPPLEMENT NO. 1 (this "Lease  Supplement")  dated as of August
5, 1998 between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the Centennial Real Estate Trust 1998-1, as lessor (the "Lessor"), and CENTENNIAL HEALTHCARE CORPORATION, a Georgia corporation, as lessee (the "Lessee").

      WHEREAS, Lessor is the owner or will be the owner of the Property described on Schedule 1 hereto (the "Leased Property") and wishes to lease the same to Lessee;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Definitions; Rules of Usage. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreement, dated as of July 29, 1998, among Lessee, Lessor, not individually, except as expressly stated therein, but solely as the Owner Trustee under the Centennial Real Estate Trust 1998-1, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, First Union Capital Markets, a division of Wheat First Securities, Inc., as Syndication Agent, and NationsBank, N.A., as the Agent for the Lenders and respecting the Security Documents, as the Agent for the Lenders and Holders, to the extent of their interests, as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time.



      SECTION 2. The Properties. Attached hereto as Schedule 1 is the description of the Leased Property, with an Equipment Schedule attached hereto as Schedule 1-A, an Improvement Schedule attached hereto as Schedule 1-B and a legal description of the Land attached hereto as Schedule 1-C. Effective upon the execution and delivery of this Lease Supplement by Lessor and Lessee, the Leased Property shall be subject to the terms and provisions of the Lease. Without further action, any and all additional Equipment funded under the Operative Agreements and any and all additional Improvements made to the Land shall be deemed to be titled to the Lessor and subject to the terms and conditions of the Lease and this Lease Supplement.

      SECTION 3. Use of Property. At all times during the Term with respect to each Property, Lessee will comply with all obligations under and (to the extent no Event of Default exists and provided, that such exercise will not impair the value of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to such Property.

      SECTION 4. Ratification; Incorporation by Reference. Except as specifically modified hereby, the terms and provisions of the Lease and the Operative Agreements are hereby ratified and confirmed and remain in full force and effect. The Lease is hereby incorporated herein by reference as though restated herein in its entirety.

      SECTION 5. Original Lease Supplement. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

      SECTION 6. GOVERNING LAW. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NORTH CAROLINA, EXCEPT TO THE EXTENT THE LAWS OF THE STATE WHERE A PARTICULAR PROPERTY IS LOCATED ARE REQUIRED TO APPLY.

      SECTION 7. Mortgage; Power of Sale. Without limiting any other remedies set forth in the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then Lessor and Lessee agree that Lessee hereby grants a Lien against the Leased Property WITH POWER OF SALE, and that, upon the occurrence of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Leased Property.

      SECTION 8. Counterpart Execution. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one (1) and the same instrument.


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      IN WITNESS  WHEREOF,  each of the  parties  hereto  has caused  this Lease
Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                               FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, but solely as the Owner Trustee under the Centennial Real Estate Trust 1998-1, as Lessor

                               By:     /s/ Val T. Orton
                               Name:  Val T. Orton
                               Title:                Vice President


                               CENTENNIAL HEALTHCARE CORPORATION,
                               as Lessee

                               By:     /s/ Alan C. Dahl
                               Name:  Alan C. Dahl
                                     Title:
                               Executive Vice President



Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged as the date hereof.

NATIONSBANK, N.A., as the Agent

By:   /s/ J. Walter Bland
Name:          J. Walter Bland
Title:     Vice President



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                                   SCHEDULE 1
                            TO LEASE SUPPLEMENT NO. 1

               (Description of the Leased Property)

                                  SCHEDULE 1-A
                            TO LEASE SUPPLEMENT NO. 1

                                   (Equipment)

                                  SCHEDULE 1-B
                            TO LEASE SUPPLEMENT NO. 1

                                 (Improvements)

                                  SCHEDULE 1-C
                            TO LEASE SUPPLEMENT NO. 1

                                     (Land)